SCHEDULE 14A INFORMATION

      PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [ ]     Preliminary Proxy Statement
         [X]     Definitive Proxy Statement
         [ ]     Definitive Additional Materials
         [ ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec.
                 240.14a-12

                        THE PHOENIX EDGE SERIES FUND
              (Name of Registrant as Specified in its Charter)
                                NANCY J. ENGBERG
                    c/o Phoenix Investment Partners, Ltd.
                             56 Prospect Street
                      Hartford, Connecticut 06115-0480
                 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check appropriate box):

       [X]    No fee required.
       [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
              and 0-11.
              1)  Title of each class of securities to which transaction applies:
              2)  Aggregate number of securities to which transaction applies:
              3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined.)
              4)  Proposed maximum aggregate value of transaction:

       [ ]    Fee paid previously with preliminary materials.
       [ ]    Check box if any part of the fee is offset as provided by
              Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              1)  Amount Previously Paid:
              2)  Form, Schedule or Registration No.:
              3)  Filing Party:
              4)  Date Filed:


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                          THE PHOENIX EDGE SERIES FUND

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               10:00 A.M., MONDAY
                                NOVEMBER 22, 1999
To the Shareholders:

       A Special Meeting of Shareholders of The Phoenix Edge Series Fund (the "Fund") will be held in the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301, on Monday, November 22, 1999, at 10:00 a.m. for the following purposes:

                         TO BE VOTED UPON BY ALL SHAREHOLDERS

                                     OF THE FUND

       (1) To reconstitute the board of trustees so as to fix at 6 the number of trustees, and to elect 6 trustees to such board;

                      TO BE VOTED UPON ONLY BY SHAREHOLDERS OF

                       THE PHOENIX-SCHAFER MID-CAP VALUE SERIES

       (2) To approve or not approve an investment advisory agreement with Phoenix Variable Advisors, Inc. (see Exhibit A) and a subadvisory agreement between Phoenix Variable Advisors, Inc. and Schafer Capital Management, Inc. (see Exhibit B);

                    TO BE VOTED UPON ONLY BY SHAREHOLDERS OF

                   THE PHOENIX RESEARCH ENHANCED INDEX SERIES

       (3) To approve or not approve an investment advisory agreement with Phoenix Variable Advisors, Inc. (see Exhibit A) and a subadvisory agreement between Phoenix Variable Advisors, Inc. and J.P. Morgan Investment Management, Inc. (see Exhibit C);

       (4) To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

       These proposals are discussed in detail in the attached Proxy Statement.

       The enclosed proxy is being solicited by the Board of Trustees of the Fund.

       As a convenience to Contract Owners and Policyholders, you can now vote in any one of four ways:

       -    Through the Internet at www.proxyvote.com;

       - By telephone, with a toll-free call to ADP, the Trust's proxy tabulator, at 1-800-690-6903;

       -    By mail, with the enclosed proxy;

       -    In person at the meeting.

       We encourage you to vote by Internet or telephone, using the account number that appears on your enclosed proxy card. These voting methods will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

       PLEASE RESPOND - IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY. YOUR VOTE IS IMPORTANT.

                                             By Order of the Board of Trustees,

                                             G. JEFFREY BOHNE, Secretary

Greenfield, Massachusetts
October 28, 1999

                          THE PHOENIX EDGE SERIES FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                                 PROXY STATEMENT

      A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 22, 1999

       The enclosed proxy is solicited by the Board of Trustees of The Phoenix Edge Series Fund (the "Fund") for use at the Special Meeting of Shareholders to be held on Monday, November 22, 1999, and at any adjournment thereof. Shareholders of record at the close of business October 8, 1999, are entitled to notice of and to vote at the Special Meeting and any adjournment thereof. On that date there were issued and outstanding 217,039,573 shares of the Fund, each of which is entitled to vote on their respective issues, with proportionate voting for fractional shares. The record owners of the shares of each Series of the Fund are the Phoenix Home Life Variable Universal Life Account (the "VUL Account"), which funds Variable Life Insurance Policies ("Policies"), and the Phoenix Home Life Variable Accumulation Account and the PHL Variable Accumulation Account (collectively, the "VA Accounts"), which fund Variable Annuity Contracts ("Contracts").

       The Policies and Contracts are offered by Phoenix Home Life Mutual Insurance Company ("Phoenix") or its subsidiary, PHL Variable Insurance Company ("PHL Variable"). In accordance with its view of applicable law, Phoenix or PHL Variable will vote the shares of each Series of the Fund based on instructions received from owners of the Policies ("Policyholders") and owners of the Contracts ("Contract Owners"). When sufficient instructions representing the majority of the votes required in favor of the items set forth in the attached Notice of the meeting ("Sufficient Instructions") have been received, Phoenix will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. In connection with the solicitation of such instructions from Policyholders and Contract Owners, Phoenix will furnish a copy of this Proxy Statement to Policyholders and Contract Owners. Each Contract Owner or Policyholder (collectively referred to herein as "shareholders") of record at the close of business on October 8, 1999, is entitled to notice of the meeting and to instruct

 Phoenix with respect to how to vote at the meeting or any adjourned session. No Policyholder or Contract Owner, to the knowledge of the Fund, owns Policies or Contracts which are funded by more than five percent of the outstanding voting shares of the Fund or of any Series. Each Policyholder and Contract Owner will be entitled to instruct Phoenix with respect to one vote for each $100 of cash value (and fractional votes corresponding to any fractional values) under a Policy or Contract registered in his or her name on VUL Account or VA Account books on the record date.

       All shares will be voted on Proposal 1, and only shares of the Phoenix-Schafer Mid-Cap Series will be voted on Proposal 2, and only shares of the Phoenix Research Enhanced Index Series will be voted on Proposal 3. All shares represented by duly executed proxies will be voted in accordance with the instructions marked thereon. If a duly executed proxy does not specify a choice between approval or disapproval of, or abstention with respect to, any proposal, the shares represented by the proxy will be voted in favor of the proposal. Any shareholder executing a proxy has the power to revoke it at any time before it is exercised by executing and submitting to the Fund a later-dated proxy or written notice of revocation or by attending the meeting and voting in person.

       In addition to the solicitation of proxies by mail, officers and regular employees of Phoenix or one of its affiliated companies may solicit proxies personally or by telephone or telegram. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by Phoenix or PHL Variable for their reasonable expenses in sending proxy materials. The cost of solicitation of proxies will be borne by Phoenix or PHL Variable.

       In the event that Sufficient Instructions are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than sixty days in the aggregate to permit further solicitation of proxies with respect to any such matters. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such matters. They will vote against such adjournment those proxies required to be voted against any such matters.

       This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about November 3, 1999.

       A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST TO HEIDY PAGAN, PHOENIX VARIABLE PRODUCTS OPERATIONS, P. O. BOX 8027, BOSTON, MA 02266-8027. SHAREHOLDERS MAY ALSO CALL HEIDY PAGAN TOLL-FREE AT (800) 541-0171.


SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
       On October 8, 1999, there were 217,039,573 issued and outstanding shares of beneficial interest of the Fund and as of such date Phoenix or PHL Variable, One American Row, Hartford, Connecticut, held of record and beneficially owned under a Contract or Policy 700,754 shares of beneficial interest of the Fund, or less than 1% of the voting securities of the Fund then outstanding.

       On October 8, 1999, no shares of beneficial interest of the Fund were held of record or beneficially owned under a Contract or Policy by any Trustee or nominee for election as Trustee or by any executive officer of the Fund.

                                    PROPOSALS

                                 PROPOSAL NO. 1

TO RECONSTITUTE THE BOARD OF TRUSTEES SO AS TO FIX AT 6 THE NUMBER OF TRUSTEES, AND TO ELECT 6 TRUSTEES TO SUCH BOARD.

             (TO BE VOTED UPON BY ALL SHAREHOLDERS OF THE FUND)


       At a meeting of the Board of Trustees (the "Trustees") held on August 25, 1999, the Trustees heard a presentation by Fund management that described differences between The Phoenix Edge Series Fund and the other Phoenix Funds. The Phoenix Edge Series Fund is the funding vehicle for the variable life and annuity products of Phoenix Home Life Mutual Insurance Company and its insurance subsidiaries ("Phoenix"). Currently, Phoenix Investment Counsel ("PIC") is the advisor to 13 of the 15 series of The Phoenix Edge Series Fund. Eleven of those 13 and the remaining two series are managed by PIC and/or an affiliate of PIC. Increasingly, however, the strategy required to be a successful variable product funding vehicle is to offer a variety of subadvisors, including independent as well as affiliated investment managers, as necessary to achieve a diverse appeal. J.P. Morgan and Schafer Capital Management already subadvise two series of the Fund and it is proposed that other unaffiliated subadvisors be appointed to manage several new series of the Fund.

       In light of these strategic changes in Phoenix's variable life and annuity business, the role and responsibilities of the Board are changing. The focus of a Board that overseas funds that are managed by multiple, unaffiliated subadvisors is significantly different from that of the Board today. Moreover, the differences between Policy and Contract Owners, who are the ultimate parties in interest in The Phoenix Edge Series Fund, and investors in retail mutual funds further distinguish The Phoenix Edge Series Fund and the other Phoenix Funds. After a full discussion of the issues, the Board concluded that a separate Board of Trustees would be in the best interests of the shareholders of The Phoenix Edge Series Fund.

       Accordingly, it is proposed that a new Board, separate and distinct from that of the other Phoenix Funds, be constituted for The Phoenix Edge Series Fund. It is proposed that upon the election of the new Board, the members of the current Board would resign as Trustees of The Phoenix Edge Series Fund. It is further recommended that the new Board consist of 6 trustees. Six individuals have been nominated as trustees and are to be voted upon at this special meeting.

       The Nominating Committee of the current Board of Trustees has proposed candidates to fill 6 trustees' positions on the new Board. The persons named in the enclosed proxy intend, unless authority is withheld, to vote for fixing the number of Trustees at 6 and for the election as Trustees of the nominees named below. The Trustees are recommending that the shareholders fix the number of Trustees at 6 and elect the persons whom they have nominated for election.

       Each of the nominees has agreed to serve as a Trustee if elected. If, at the time of the meeting, any nominee should be unavailable for election (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion. Trustees will hold office until the earlier of their retirement or the next annual meeting of shareholders and the selection and qualification of their successors. Executive officers were elected by the Board of Trustees on May 27, 1998 and will hold office until the first meeting of the Board of Trustees following this special meeting of shareholders or until their successors are chosen and qualified.

       The following table sets forth information as to the principal occupations during the past five years of nominees for election as Trustees and of the Fund's executive officers and also sets forth information as to certain other directorships held by nominees for election as Trustees.

NOMINEES FOR ELECTION AS TRUSTEES

EUNICE S. GROARK, 61, Director, Member Audit Committee and Executive Committee, Chair, Trust Committee, Peoples Bank, CT (since 1995). Visiting Professor in Government, Wesleyan University (since 1997). Columnist, Journal-Inquirer (since 1995). Fellow, Institute of Politics, Kennedy School, Harvard University (1996). Adjunct Professor, Hartford College for Women, University of Hartford (1996). Lieutenant Governor of the State of Connecticut (1991-1995).

JOHN A. FABIAN, 65, retired; previously Chief Investment Officer, Home Life Insurance Company (1982-1992); Executive Vice President, Investment Department, Phoenix Home Life Mutual Insurance Company (1992-1994).

TIMOTHY P. SHRIVER, 40, Chair, Collaborative for the Advancement of Social and Emotional Learning. Co-Chair, Advisory Panel on Youth Service for General Colin Powell's "America's Promise" - The President's Summit on Youth. Director Chair, The Shriver Center National Advisory Board, The University of Maryland Baltimore County (since 1996). Director, The John
F. Kennedy Library Foundation, (since 1993). Director, Amistad America, Inc. (since 1998). Director, Education Compact for Learning & Citizenship (since 1998). President and CEO, Special Olympics International (since
1996). Co-Producer, Amistad film (1997). President, 1995 Special Olympic World Games (1992-1995).

*SIMON Y. TAN, 47, Senior Vice President, Individual Market Development, Phoenix Home Life Mutual Insurance Company (since 1994).

JOHN R. MALLIN, 49, Director, Hartford Ballet. Past President/Director, Connecticut Down Syndrome Congress. Past President/Chairman, Corporate Advisory Committee of the Connecticut Rivers Council, Boy Scouts of America, Past Chairman, Scouting Unlimited Committee, Past Officer, Long Rivers Council. Director/Treasurer, Connecticut Chapter of the Harvard Law
School Association.  Director, Business for Downtown Hartford.   Partner,
Cummings & Lockwood (since 1996). Partner, Corcoran, Mallin & Asresco, P.C. (1987-1996).

FRANK M. ELLMER, 59, Retired; previously Audit Partner and Past Regional Director of Health Care, Ernst & Young, LLP (partner since 1978).

*Indicates that the nominee is an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940.

       For the Fund's fiscal year ended December 31, 1998, the Trustees received the following compensation:

CURRENT BOARD TRUSTEE COMPENSATION
                                                                       TOTAL
                                                                    COMPENSATION
                                       PENSION OR                  FROM FUND AND
                                       RETIREMENT      ESTIMATED    FUND COMPLEX
                        AGGREGATE   BENEFITS ACCRUED    ANNUAL      (13 FUNDS)
                      COMPENSATION   AS PART OF FUND  BENEFITS UPON    PAID
        NAME            FROM FUND       EXPENSES       RETIREMENT   TO TRUSTEES
        ----            ---------       --------       ----------   -----------
Robert Chesek            $18,143                                      $60,000
E. Virgil Conway         $24,122                                      $79,500
Harry Dalzell-Payne      $21,652                                      $71,250
Francis E. Jeffries      $18,192*       None for       None for       $60,000
Leroy Keith, Jr.         $19,015      any Trustee    any Trustee      $62,500
Philip R. McLoughlin          $0                                           $0
Everett L. Morris        $20,828*                                     $69,500
James M. Oates           $20,828                                      $68,750
Philip R. Reynolds          $140                                         $500
Herbert Roth, Jr.        $24,946*                                     $81,250
Richard E. Segerson      $21,486                                      $70,750
Lowell P. Weicker, Jr.   $21,486                                      $70,000

*This compensation (and the earnings thereon) is deferred pursuant to the Directors' Deferred Compensation Plan. At December 31, 1998, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $60,161.00, $126,891.00 and $137,672.00, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees thatare deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

CURRENT BOARD COMMITTEES
       The current Board has an Audit Committee composed of Messrs. Conway, Roth, Segerson and Weicker. The Audit Committee meets with the independent auditors and reviews the adequacy of the Fund's accounting policies and procedures. The Audit Committee met 4 times in 1998.

       The current Board has a Nominating Committee that selects and nominates new candidates for election as non-interested Trustees. Messrs. Chesek, Dalzell-Payne, Roth and Keith comprise the Nominating Committee, which met 1 time in 1998.

       The Trustees met as a full Board 6 times in 1998.

       If elected, the new Board of Trustees intends to create Audit and Nominating Committees, each composed entirely of non-interested Trustees.

                                 PROPOSAL NO. 2

TO APPROVE OR NOT APPROVE AN INVESTMENT ADVISORY AGREEMENT WITH PHOENIX VARIABLE ADVISORS, INC. AND A SUBADVISORY AGREEMENT BETWEEN PHOENIX VARIABLE ADVISORS, INC. AND SCHAFER CAPITAL MANAGEMENT, INC.

                  (TO BE VOTED UPON ONLY BY SHAREHOLDERS OF
                  THE PHOENIX-SCHAFER MID-CAP VALUE SERIES)

DESCRIPTION OF THE INVESTMENT ADVISOR
       Phoenix Variable Advisors, Inc. ("PVA") will serve as investment advisor to The Phoenix Edge Series Fund. The principal office of PVA is located at One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. All of the outstanding shares of the Advisor are owned by PM Holdings Inc. which is a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company. The principal offices of Phoenix Home Life and PM Holdings are located at One American Row, Hartford, Connecticut 06102-5056.

       PVA has been established to be the investment advisor for those series of The Phoenix Edge Series Fund that will be subadvised by unaffiliated investment managers. PVA's responsibilities will be to provide prompt and intensive review and evaluation of the performance of each of these subadvisors against its peer group, and to monitor the manager's consistency with stated investment strategies and level of risk. PVA will recommend a new subadvisor whenever the performance of a series becomes substandard for a significant period of time.

THE ADVISORY AGREEMENT
       PVA will act as investment advisor under an Advisory Agreement in substantial form as shown in Exhibit A ("Advisory Agreement") to be executed between The Phoenix Edge Series Fund and PVA. Under the Advisory Agreement, PVA will be entitled to a fee, payable monthly, as follows:

                   Series                        Investment Advisory Fee
                   ------                        -----------------------

          Phoenix-Schafer Mid-Cap
                Value Series                              1.05%

       The Advisory Agreement provides that the Advisor shall furnish continuously an investment program for the Series, and shall manage the investment and reinvestment of the assets of the Series subject at all times to the supervision of the Trustees. The Advisor, at its expense, also furnishes to the Fund adequate office space and facilities and certain administrative services, including the services of any member of its staff who serves as an officer of the Fund. All costs and expenses (other than those specifically referred to as being borne by the Advisor) incurred in the operation of the Fund are borne by the Fund. Such expenses include, but are not limited to, all expenses incurred in the operation of the Fund and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Advisor or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by the national distributor under its agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to existing shareholders. Additionally, if authorized by the Trustees, the Fund will pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to, the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Fund is a party. Each Series will pay expenses incurred in its own operation and will also pay a portion of the Fund's general administration expenses allocated on the basis of the asset values of each of the respective series of the Fund.

       Under the Advisory Agreement, the Advisor has agreed to reimburse the Fund monthly for the amount, if any, by which the total operating and management expenses of any Series (including the Advisor's compensation but excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) for any fiscal year exceed the level of expenses which such Series is permitted to bear under the most restrictive expense limitation imposed (and not waived) on open-end investment companies by any state in which shares of such Series are then qualified for sale.

       The Advisory Agreement provides that the Advisor shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Advisor in the performance of its duties thereunder.

       The Advisory Agreement continues in force from year to year if approved by vote of a majority of the outstanding voting securities of each series or by vote of a majority of the Trustees, including the vote of a majority of Trustees who are not parties to the Advisory Agreement, or "interested persons" (as that term is defined in the 1940 Act) (the "Disinterested Trustees") of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically upon its assignment (within the meaning of said 1940 Act) and may be terminated at any time, without payment of any penalty, either by the Trustees, or, as to each series, by a vote of a majority of the outstanding voting securities of such series or by the Advisor upon sixty (60) days' written notice to the Fund.

       The proposed Advisory Agreement is identical in all significant respects to the current Advisory Agreement with PIC.

MANAGEMENT OF THE ADVISOR

PVA DIRECTORS AND EXECUTIVE OFFICERS
Yeh-Cheng Simon Tan, President            Senior Vice President, Market and
One American Row                          Product Development of Phoenix
Hartford, CT                              Home Life Mutual Insurance Company

Dona Davis Young, Director                Executive Vice President and
One American Row                          Individual Insurance and General
Hartford, CT                              Counsel of Phoenix Home Life
                                          Mutual Insurance Company

Philip Robert McLoughlin, Director        Executive Officer of Phoenix
One American Row                          Investment Partners, Ltd.,
Hartford, CT                              Director and Officer of Phoenix
                                          Investment Counsel, Chairman of
                                          the Boards of The Phoenix Edge
                                          Series Fund, The Phoenix Equity
                                          Series Fund and several other
                                          Phoenix funds

Robert William Fiondella, Director        Chair, President and Chief
One American Row                          Executive Officer of Phoenix Home
Hartford, CT                              Life Mutual Insurance Company

Edwin Lee Kerr, Assistant Secretary,      Counsel of Phoenix Home Life
Vice President                            Mutual Insurance Company
One American Row
Hartford, CT

Doreen Alicia Bonner,                     Director, Individual Market and
Vice President, Compliance                Product Development of Phoenix
One American Row                          Home Life Mutual Insurance Company
Hartford, CT

Raymond Earl Cummings, Jr., Treasurer     Second Vice President and
One American Row                          Treasurer of Phoenix Home Life
Hartford, CT                              Mutual Insurance Company

John Henry Beers, Secretary               Vice President and Associate
One American Row                          General Counsel of Phoenix Home
Hartford, CT                              Life Mutual Insurance Company

Susan Lee Guazzelli, Assistant Treasurer  Director and Assistant Treasurer
One American Row                          of Phoenix Home Life Mutual
Hartford, CT                              Insurance Company

Ellen Rose Moody, Assistant Treasurer     Second Vice President, Corporate
One American Row                          Tax of Phoenix Home Life Mutual
Hartford, CT                              Insurance Company


INFORMATION ABOUT SCHAFER CAPITAL MANAGEMENT, INC.
       Schafer Capital Management, Inc. ("Schafer") currently serves as a subadvisor to The Phoenix Edge Series Fund under an investment subadvisory agreement between Schafer and Phoenix Investment Counsel, Inc., the current investment advisor of that Series. Schafer's principal offices are located at 101 Carnegie Center, Suite 107, Princeton, New Jersey.

       Schafer has been engaged in the investment management business since 1981, specializing in long-term investing in the equity markets. Schafer currently serves as an advisor or subadvisor to a number of other funds having an investment objective similar to that of the Series. As of December 31, 1998, Schafer had approximately $1.7 billion in assets under management.

OFFICERS AND DIRECTORS OF SCHAFER CAPITAL MANAGEMENT, INC.
David K. Schafer                               President, Director
Schafer Capital Management, Inc.
103 Spinnaker Lane
Jupiter, FL 33477

James P. Cullen                                Vice President, Director
Schafer Cullen Capital Management, Inc.
645 Fifth Avenue
New York, NY 10022

Brendan J. Spillane                            Secretary & Treasurer,
Schafer Cullen Capital Management, Inc.        Director
645 Fifth Avenue
New York, NY 10022

THE SUBADVISORY AGREEMENT
       Schafer will act as a subadvisor to The Phoenix Edge Series Fund under a Subadvisory Agreement in substantively identical form as that currently in place between Schafer and Phoenix Investment Counsel, Inc. Under the Subadvisory Agreement, Schafer will be entitled to a fee, payable monthly, of 0.85% (0.80% excess over $175 million). Exhibit B ("Schafer Advisory Agreement").

                                 PROPOSAL NO. 3

TO APPROVE OR NOT APPROVE AN INVESTMENT ADVISORY AGREEMENT WITH PHOENIX VARIABLE ADVISORS, INC. (SEE EXHIBIT A) AND A SUBADVISORY AGREEMENT BETWEEN PHOENIX VARIABLE ADVISORS, INC. AND J.P. MORGAN INVESTMENT MANAGEMENT, INC.

                  (TO BE VOTED UPON ONLY BY SHAREHOLDERS OF
                 THE PHOENIX RESEARCH ENHANCED INDEX SERIES)

DESCRIPTION OF THE INVESTMENT ADVISOR
       Phoenix Variable Advisors, Inc. ("PVA") will serve as investment advisor to The Phoenix Edge Series Fund. The principal office of PVA is located at One American Row, Hartford, Connecticut 06102-5056. All of the outstanding shares of the Advisor are owned by PM Holdings Inc. which is a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company. The principal offices of Phoenix Home Life and PM Holdings are located at One American Row, Hartford, Connecticut 06102-5056.

       PVA has been established to be the investment advisor for those series of The Phoenix Edge Series Fund that will be subadvised by unaffiliated investment managers. PVA's responsibilities will be to provide prompt and intensive review and evaluation of the performance of each of these subadvisors against its peer group, and to monitor the manager's consistency with stated investment strategies and level of risk. PVA will recommend a new subadvisor whenever the performance of a series becomes substandard for a significant period of time.

THE ADVISORY AGREEMENT
       PVA will act as investment advisor under an Advisory Agreement in substantial form as shown in Exhibit A ("Advisory Agreement") to be executed between The Phoenix Edge Series Fund and PVA. Under the Advisory Agreement, PVA will be entitled to a fee, payable monthly, as follows:

                   Series                        Investment Advisory Fee
                   ------                        -----------------------

         Phoenix Research Enhanced
                Index Series                              0.45%

       The Advisory Agreement provides that the Advisor shall furnish continuously an investment program for the Series, and shall manage the investment and reinvestment of the assets of the Series subject at all times to the supervision of the Trustees. The Advisor, at its expense, also furnishes to the Fund adequate office space and facilities and certain administrative services, including the services of any member of its staff who serves as an officer of the Fund. All costs and expenses (other than those specifically referred to as being borne by the Advisor) incurred in the operation of the Fund are borne by the Fund. Such expenses include, but are not limited to, all expenses incurred in the operation of the Fund and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Advisor or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by the national distributor under its agreement with the Fund), expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to existing shareholders. Additionally, if authorized by the Trustees, the Fund will pay for extraordinary expenses and expenses of a nonrecurring nature which may include, but not be limited to, the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Fund is a party. Each Series will pay expenses incurred in its own operation and will also pay a portion of the Fund's general administration expenses allocated on the basis of the asset values of each of the respective series of the Fund.

       Under the Advisory Agreement, the Advisor has agreed to reimburse the Fund monthly for the amount, if any, by which the total operating and management expenses of any Series (including the Advisor's compensation, but excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) for any fiscal year exceed the level of expenses which such Series is permitted to bear under the most restrictive expense limitation imposed (and not waived) on open-end investment companies by any state in which shares of such Series are then qualified for sale.

       The Advisory Agreement provides that the Advisor shall not be liable to the Fund or to any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder of the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Advisor in the performance of its duties thereunder.

       The Advisory Agreement continues in force from year to year if approved by vote of a majority of the outstanding voting securities of each Series or by vote of a majority of the Trustees, including the vote of a majority of Trustees who are not parties to the Advisory Agreement, or "interested persons" (as that term is defined in the 1940 Act) (the "Disinterested Trustees") of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically upon its assignment (within the meaning of said 1940 Act) and may be terminated at any time, without payment of any penalty, either by the Trustees, or, as to each Series, by a vote of a majority of the outstanding voting securities of such Series or by the Advisor upon sixty (60) days' written notice to the Fund.

       The proposed Advisory Agreement is identical in all significant respects to the current Advisory Agreement with PIC.

MANAGEMENT OF THE ADVISOR

PVA DIRECTORS AND EXECUTIVE OFFICERS
Yeh-Cheng Simon Tan, President            Senior Vice President, Market and
One American Row                          Product Development of Phoenix
Hartford, CT                              Home Life Mutual Insurance Company

Dona Davis Young, Director                Executive Vice President and
One American Row                          Individual Insurance and General
Hartford, CT                              Counsel of Phoenix Home Life
                                          Mutual Insurance Company

Philip Robert McLoughlin, Director        Executive Officer of Phoenix
One American Row                          Investment Partners, Ltd.,
Hartford, CT                              Director and Officer of Phoenix
                                          Investment Counsel, Chairman of
                                          the Boards of The Phoenix Edge
                                          Series Fund, The Phoenix Equity
                                          Series Fund and several other
                                          Phoenix funds

Robert William Fiondella, Director        Chair, President and Chief
One American Row                          Executive Officer of Phoenix Home
Hartford, CT                              Life Mutual Insurance Company

Edwin Lee Kerr, Assistant Secretary,      Counsel of Phoenix Home Life
Vice President                            Mutual Insurance Company
One American Row
Hartford, CT

Doreen Alicia Bonner,                     Director, Individual Market and
Vice President, Compliance                Product Development of Phoenix
One American Row                          Home Life Mutual Insurance Company
Hartford, CT

Raymond Earl Cummings, Jr., Treasurer     Second Vice President and
One American Row                          Treasurer of Phoenix Home Life
Hartford, CT                              Mutual Insurance Company

John Henry Beers, Secretary               Vice President and Associate
One American Row                          General Counsel of Phoenix Home
Hartford, CT                              Life Mutual Insurance Company

Susan Lee Guazzelli, Assistant Treasurer  Director and Assistant Treasurer
One American Row                          of Phoenix Home Life Mutual
Hartford, CT                              Insurance Company

Ellen Rose Moody, Assistant Treasurer     Second Vice President, Corporate
One American Row                          Tax of Phoenix Home Life Mutual
Hartford, CT                              Insurance Company

INFORMATION ABOUT J.P. MORGAN INVESTMENT MANAGEMENT, INC.
       J.P. Morgan Investment Management, Inc. ("J.P. Morgan") currently serves as a subadvisor to The Phoenix Edge Series Fund under an investment subadvisory agreement between J.P. Morgan and Phoenix Investment Counsel, Inc. the current investment advisor of that Series. J.P. Morgan's principal offices are located at 522 Fifth Avenue, New York, NY 10036.

       J.P. Morgan has been in the investment management business since 1984 and serves as an investment manager for corporate, public and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors, including funds and entities that may have similar investment objectives as this series. As of December 31, 1998, J.P. Morgan, together with its other investment management affiliates, had approximately $316 billion in assets under management.

DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS
Keith M. Schappert                        President; Chairman, Director;
522 Fifth Avenue                          Managing Director
New York, New York 10036

Jeff M. Garrity                           Director; Managing Director
522 Fifth Avenue
New York, New York 10036

Isabel H. Sloane                          Director; Managing Director
522 Fifth Avenue
New York, New York 10036

Kenneth W. Anderson                       Director; Managing Director
522 Fifth Avenue
New York, New York 10036

Gilbert Van Hassell                       Director; Managing Director
522 Fifth Avenue
New York, New York 10036

Hendrik Van Riel                          Director; Managing Director
28 King Street
London, England SW1Y 6XA

John W. Schmidlin                         Director; Managing Director
345 Park Avenue
New York, New York

THE SUBADVISORY AGREEMENT
       J.P. Morgan will act as a subadvisor to The Phoenix Edge Series Fund under a Subadvisory Agreement in substantively identical form as that currently in place between J.P. Morgan and Phoenix Investment Counsel, Inc. Under the Subadvisory Agreement, J.P. Morgan will be entitled to a fee, payable monthly, of 0.25% (0.20% excess over $100 million). Exhibit C ("J.P. Morgan Advisory Agreement").

OTHER MATTERS
As of the date of this Proxy Statement, the Fund's management knows of no other matters to be brought before this meeting. However, if other matters properly come before this meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

PROPOSALS FOR NEXT MEETING OF SHAREHOLDERS
The next meeting of Shareholders is scheduled to be held in 2001. Proposals by any Shareholder of the Fund which are intended to be presented at the meeting must be received by the Fund for inclusion in its proxy statement and form of proxy relating to such meeting on or before February 15, 2001.

                                    By Order of the Board of Trustees,


                                    G. JEFFREY BOHNE, Secretary

Greenfield, Massachusetts
October 28, 1999

                                                                       EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT made effective as of the __ day of December, 1999 by and between The Phoenix Edge Series Fund, a Massachusetts business trust having a place of business located at 101 Munson Street, Greenfield, Massachusetts (the "Trust") and Phoenix Variable Advisors, Inc., a Delaware corporation having a place of business located at One American Row, Hartford, Connecticut (the "Adviser").

WITNESSETH THAT:

1. The Trust hereby appoints the Adviser to act as investment adviser to the Trust on behalf of the following series of the Trust established and designated by the Trustees on or before the date hereof, namely the Phoenix-Schafer Mid-Cap Series and the Phoenix Research Enhanced Index Series (the "Existing Series"), for the period and on the terms set forth herein. The Adviser accepts such appointment and agrees to render the services described in this Agreement for the compensation herein provided.

2. In the event that the Trustees desire to retain the Adviser to render investment advisory services hereunder with respect to one or more additional series ("Additional Series"), the Trust shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Trust in writing, whereupon such Additional Series shall become subject to the terms and conditions of this Agreement.

3. The Adviser shall furnish continuously an investment program for the Existing Series and any Additional Series which may become subject to the terms and conditions set forth herein (sometimes collectively referred to as the "Series") and shall manage the investment and reinvestment of the assets of each Series, subject at all times to the supervision of the Trustees.

4. With respect to managing the investment and reinvestment of the Series' assets, the Adviser shall provide, at its own expense:

       (a) Investment research, advice and supervision;

       (b) An investment program for each Series consistent with its investment objectives;

       (c) Implementation of the investment program for each Series including the purchase and sale of securities;

       (d) Advice and assistance on the general operations of the Trust; and

       (e) Regular reports to the Trustees on the implementation of each Series' investment program.

5. The Adviser shall, for all purposes herein, be deemed to be an independent contractor.

6. The Adviser shall furnish at its own expense, or pay the expenses of the Trust, for the following:

       (a) Office facilities, including office space, furniture and equipment;

       (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series' assets (including those required for research, statistical and investment work);

       (c) Personnel to serve without salaries from the Trust as officers or agents of the Trust. The Adviser need not provide personnel to perform, or pay the expenses of the Trust for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, auditors and legal counsel; and

       (d) Compensation and expenses, if any, of the Trustees who are also full-time employees of the Adviser or any of its affiliates; and

       (e) Any subadviser recommended by the Adviser and appointed to act on behalf of the Trust.

7. All costs and expenses not specifically enumerated herein as payable by the Adviser shall be paid by the Trust. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Additionally, if authorized by the Trustees, the Trust shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

8. For providing the services and assuming the expenses outlined herein, the Trust agrees that the Adviser shall be compensated by fee, payable monthly, as follows:

                     Series                      Investment Advisory Fee
                     ------                      -----------------------
             Phoenix-Schafer Mid-Cap
                  Value Series                            1.05%

            Phoenix Research Enhanced
                  Index Series                            0.45%

       (a) The amounts payable to the Adviser with respect to the respective Series shall be based upon the average of the values of the net assets of such Series as of the close of business each day, computed in accordance with the Trust's Declaration of Trust.

       (b) Compensation shall accrue immediately upon the effective date of this Agreement.

       (c) If there is termination of this Agreement during a month, the Series' fee for that month shall be proportionately computed upon the average of the daily net asset values of such Series for such partial period in such month.

       (d) The Adviser agrees to reimburse the Trust for the amount, if any, by which the total operating and management expenses for any Series (including the Adviser's compensation, pursuant to this paragraph, but excluding taxes, interest, costs of portfolio acquisitions and dispositions and extraordinary expenses), for any "fiscal year" exceed the level of expenses which such Series is permitted to bear under the most restrictive expense limitation (which is not waived by the State) imposed on open-end investment companies by any state in which shares of such Series are then qualified. Such reimbursement, if any, will be made by the Adviser to the Trust within five days after the end of each month. For the purpose of this subparagraph
           (d), the term "fiscal year" shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

9. The services of the Adviser to the Trust are not to be deemed exclusive, the Adviser being free to render services to others and to engage in other activities. Without relieving the Adviser of its duties hereunder and subject to the prior approval of the Trustees and subject further to compliance with applicable provisions of the Investment Company Act of 1940, as amended, the Adviser may appoint one or more agents to perform any of the functions and services which are to be provided under the terms of this Agreement upon such terms and conditions as may be mutually agreed upon among the Trust, the Adviser and any such agent.

10. The Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties hereunder.

11.    It is understood that:

       (a) Trustees, officers, employees, agents and shareholders of the Trust are or may be "interested persons" of the Adviser as directors, officers, stockholders or otherwise;

       (b) Directors, officers, employees, agents and stockholders of the Adviser are or may be "interested persons" of the Trust as Trustees, officers, shareholders or otherwise; and

       (c) The existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder.

12. This Agreement shall become effective with respect to the Existing Series as of the date stated above (the "Contract Date") and with respect to any Additional Series, on the date specified in the notice to the Trust from the Adviser in accordance with paragraph 2 hereof that the Adviser is willing to serve as Adviser with respect to such Additional Series. Unless terminated as herein provided, this Agreement shall remain in full force and effect for a period of two years following the Contract Date, and, with respect to each Additional Series, until the next anniversary of the Contract Date following the date on which such Additional Series became subject to the terms and conditions of this Agreement and shall continue in full force and effect for periods of one year thereafter with respect to each Series so long as (a) such continuance with respect to any such Series is approved at least annually by either the Trustees or by a "vote of the majority of the outstanding voting securities" of such Series and (b) the terms and any renewal of this Agreement with respect to any such Series have been approved by a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" of any such party cast in person at a meeting called for the purpose of voting on such approval; provided, however, that the continuance of this Agreement with respect to each Additional Series is subject to its approval by a "vote of a majority of the outstanding voting securities" of any such Additional Series on or before the next anniversary of the Contract Date following the date on which such Additional Series became a Series hereunder.

       Any approval of this Agreement by a vote of the holders of a "majority of the outstanding voting securities" of any Series shall be effective to continue this Agreement with respect to such Series notwithstanding (a) that this Agreement has not been approved by a "vote of a majority of the outstanding voting securities" of any other Series of the Trust affected thereby and (b) that this Agreement has not been approved by the holders of a "vote of a majority of the outstanding voting securities" of the Trust, unless either such additional approval shall be required by any other applicable law or otherwise.

13. The Adviser shall furnish any state insurance commissioner with such information or reports in connection with the services provided under this Agreement as the Commissioner may request in order to ascertain whether variable life insurance or variable annuity operations are being conducted in accordance with applicable law or regulations. The Trust shall own and shall be open to inspection, audit and photocopying during regular business hours by the Trustees, officers, counsel and auditors of the Trust.

14. The Trust may terminate this Agreement with respect to the Trust or to any Series upon 60 days' written notice to the Adviser at any time, without the payment of any penalty, by vote of the Trustees or, as to each Series, by a "vote of the majority of the outstanding voting securities" of such Series. The Adviser may terminate this Agreement upon 60 days' written notice to the Trust, without the payment of any penalty. This Agreement shall immediately terminate in the event of its "assignment."

15. The terms "majority of the outstanding voting securities," "interested persons" and "assignment," when used herein, shall have the respective meanings in the Investment Company Act of 1940, as amended.

16. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or be binding upon or impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. The Declaration of Trust, as amended, is or shall be on file with the Secretary of The Commonwealth of Massachusetts.

17. This Agreement shall be construed and the rights and obligations of the parties hereunder enforced in accordance with the laws of the State of Connecticut.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

                                    THE PHOENIX EDGE SERIES FUND

                                    By: ________________________
                                        President

                                    PHOENIX VARIABLE ADVISORS, INC.

                                    By: _________________________
                                        Simon Tan
                                        President

                                                                       EXHIBIT B

                          THE PHOENIX EDGE SERIES FUND

                              SUBADVISORY AGREEMENT

                                December __, 1999

Schafer Capital Management, Inc.
101 Carnegie Center, Suite 107
Princeton, NJ 08540


RE: SUBADVISORY AGREEMENT


Gentlemen:


The Phoenix Edge Series Fund (the "Fund") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder. The shares of the Fund are offered or may be offered in several series, including the Schafer Mid-Cap Value Series (collectively sometimes hereafter referred to as the "Series").

Phoenix Variable Advisors, Inc. (the "Adviser") evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1. Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Schafer Capital Management, Inc. (the "Subadviser") as a discretionary series adviser to invest and reinvest the assets of the Series on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities which do not conflict in any material manner in the Subadviser's performance hereunder.

2. Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a discretionary series adviser of the Series and agrees to use its best professional judgment to make investment decisions for the Series in accordance with the provisions of this Agreement and as set forth in Schedule C attached hereto and made a part hereof.

3. Services of Subadviser. In providing management services to the Series, Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Series and as set forth in the Fund's then current Prospectus and Statement of Additional

       Information (as the same may be modified from time to time and provided to the Subadviser by Adviser), and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Trustees of the Fund (the "Trustees"), and to instructions from the Adviser. The Subadviser shall not, without the Fund's prior approval, effect any transactions which would cause the Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

4. Transaction Procedures. All series transactions for the Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Fund all investment orders for the Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

       A. In placing orders for the sale and purchase of Series securities for the Fund, the Subadviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser's overall responsibilities with respect to its clients, including the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

       B. Subject to the requirements of paragraph A above, the Adviser shall have the right to request, but not dictate, that transactions giving rise to brokerage commissions, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or that will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Series. In addition, subject to paragraph A above and the applicable Conduct Rules of the National Association of Securities Dealers, Inc., the Fund shall have the right to request, but not dictate, that series transactions be executed by brokers and dealers by or through whom sales of shares of the Fund are made.

       C. The Subadviser shall not execute any series transactions for the Series with a broker or dealer that is an "affiliated person" (as defined in the Act) of the Fund, the Subadviser or the Adviser without the prior written approval of the Fund. The Fund will provide the Subadviser with a list of brokers and dealers that are "affiliated persons" of the Fund or Adviser.

6. Proxies. The Fund, or the Adviser as its authorized agent, will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Series may be invested. At the request of the Fund, the Subadviser shall provide the Fund with its recommendations as to the voting of particular proxies.

7. Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule B. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

8. Limitation of Liability. The Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series and that such acts or omissions shall not have resulted from the Subadviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Subadviser in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Subadviser from liability under the Act).

9. Confidentiality. Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadviser and the Fund in respect thereof.

10. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section
       2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

11. Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

       A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

       B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Rules 31a-1(b)(5), 31a-1(b)(9), 31a-a(b)(10) and 31a-1(f) (as such rules may be amended from time to time). The Subadviser agrees that such records are the property of the Fund, and will be surrendered to the Fund or to Adviser as agent of the Fund promptly upon request of either.

       C. It has or shall adopt a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Fund and Adviser with a copy of the code of ethics and evidence of its adoption. Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund (the "Code of Ethics"). Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to Adviser that the

           Subadviser has complied with the requirements of Rule 17j-1 during the previous calendar quarter and that there has been no violation of its code of ethics, or the Code of Ethics, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadviser shall permit the Fund and Adviser to examine the reports required to be made by the Subadviser under Rule 17j-1(c)(1) and this subparagraph.

       D. Reference is hereby made to the Declaration of Trust dated February 18, 1986, establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name The Phoenix Edge Series Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

12. Amendment. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A, and C, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the Act.

13.    Name of Fund. The parties agree that the Fund may use the name
       "Schafer", and any logos or service marks which the Subadviser may furnish, only so long as this Agreement remains in effect, and that any such use shall be royalty free. Upon termination of this Agreement, the Fund shall discontinue the use of such name and any such logos or service marks at the request of the Subadviser. The Fund acknowledges that (i) it has no proprietary or exclusive rights in the same name as "Schafer", or any logo or service mark furnished by the Subadviser, and
       (ii) the Subadviser reserves to itself the right to grant the nonexclusive right to use such name and any such logo or service mark to other persons (including other investment companies).

14. Indemnification. Except as provided in Section 8, the Adviser agrees to indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising, from or in connection with this Agreement or the performance by the Sub-Adviser of its duties hereunder.

15. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until the first meeting of the shareholders of the Series, and, if its renewal is approved at that meeting in the manner required by the Act, shall continue in effect thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Investment Company Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon thirty (30) days' written notice to the other parties, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

       If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

                               Very truly yours,

                               THE PHOENIX EDGE SERIES FUND

                               By:_______________________________
                               Name:____________________________
                               Title:_____________________________


                               PHOENIX VARIABLE ADVISORS, INC.

                               By:_______________________________
                               Name:____________________________
                               Title:_____________________________

Accepted:

Schafer Capital Management, Inc.

By:_____________________________
Name: __________________________
Title: ___________________________

                                   SCHEDULE A
                                   ----------

                             OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied to State Street Bank and Trust Company (the "Custodian"), the custodian for the Fund.

The Subadviser must furnish the Custodian with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade (confirmation received from broker). The necessary information can be sent via facsimile machine to the Custodian. Information provided to the Custodian shall include the following:

1.     Purchase or sale;

2.     Security name;

3.     CUSIP number (if applicable);

4.     Number of shares and sales price per share;

5.     Executing broker;

6.     Settlement agent;

7.     Trade date;

8.     Settlement date;

9.     Aggregate commission or if a net trade;

10.    Interest purchased or sold from interest bearing security;

11.    Other fees;

12.    Net proceeds of the transaction;

13.    Exchange where trade was executed; and

14.    Identified tax lot (if applicable).

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report. This will normally be done by telex so that the Subadviser will know the amount available for investment purposes.

                                   SCHEDULE B
                                   ----------

                                 SUBADVISORY FEE

(a) For services provided to the Fund, the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate of 0.85% of the average daily net asset values of the Series up to $75 million and 0.80% of the average daily net asset values in excess of $75 million. The fees shall be prorated for any month during which this agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Fund and each Series shall be valued as set forth in the then current registration statement of the Fund.

                                   SCHEDULE C

                              SUBADVISER FUNCTIONS

With respect to managing the investment and reinvestment of the Series' assets, the Subadviser shall provide, at its own expense:

(a) An investment program for the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Adviser;

(b) Implementation of the investment program for the Series based upon the foregoing criteria;

(c) Quarterly reports, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Subadviser's code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Series assets in accordance with the then prevailing prospectus and statement of additional information pertaining to the Series and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series' limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and, vi) the implementation of the Series' investment program, including, without limitation, analysis of Series performance;

(d) Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

(e) Participation, overall assistance and support in marketing the Series, as reasonably requested by the Adviser or Trustees including, without limitation, meetings with pension fund representatives, broker/dealers who have a sales agreement with Phoenix Equity Planning Corporation, and other parties requested by the Adviser.

                                                                       EXHIBIT C

                        INVESTMENT SUB-ADVISORY AGREEMENT

                          THE PHOENIX EDGE SERIES FUND
                          ----------------------------

                                                      December __, 1999


J.P. Morgan Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Dear Sir or Madam:

       The Phoenix Edge Series Fund (the "Trust"), a diversified open-end investment company of the series type registered under the Investment Company Act of 1940, as amended (the "Act") and a business trust organized under the laws of the Commonwealth of Massachusetts, and Phoenix Variable Advisors, Inc., a Delaware corporation (the "Adviser"), hereby agree with J.P. Morgan Investment Management Inc., a Delaware corporation (the "Sub-Adviser") as follows:

       1. Investment Description; Appointment. The Trust desires to employ the capital of the Trust's Research Enhanced Index Series (the "Fund") by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Declaration of Trust, as amended to date (the "Trust Declaration"), and in the prospectus (the "Prospectus") and the Statement of Additional Information (the "Statement") filed with the Securities and Exchange Commission as part of the Trust's Registration Statement on Form N-1A, as amended from time to time, and in such manner and to such extent as from time to time may be approved by the Trust's Board of Trustees (the "Board"). Copies of the Prospectus, the Statement and the Trust Declaration, each as currently in effect, have been delivered to the Sub-Adviser. The Trust agrees, on an ongoing basis, to provide to the Sub-Adviser as promptly as practicable copies of all amendments and supplements to the Prospectus and the Statement and amendments to the Trust Declaration. The Trust desires to engage and hereby appoints the Sub-Adviser to act as a discretionary investment sub-adviser to the Fund. The Sub-Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

       2. Services as Investment Sub-Adviser Guidelines and Advice. Subject to the supervision of the Trust's Board and of the Adviser, the Sub-Adviser will
(a) manage the Fund's assets in accordance with the Fund's investment objective(s) and policies stated in the Prospectus, Statement, Trust Declaration and Act, but subject to the Guidelines (as such term is defined below); (b) make investment decisions for the Fund; (c) place purchase and sale orders for portfolio transactions for the Fund; and (d) employ professional portfolio managers and securities analysts to provide research services to the Fund. In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets.

       The Adviser agrees on an on-going basis to provide or cause to be provided to the Sub-Adviser guidelines, to be revised as provided below (the "Guidelines"), setting forth limitations, by dollar amount or percentage of net assets, on the types of securities in which the Fund is permitted to invest or investment activities in which the Fund is permitted to engage. Among other matters, the Guidelines shall set forth clearly the limitations imposed upon the Fund as a result of relevant diversification requirements under state and federal law pertaining to insurance products, including, without limitation, the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"). The Guidelines shall remain in effect until 12:00 p.m. (Eastern
Time) on the third business day following actual receipt by the Sub-Adviser of a written notice, denominated clearly as such, setting forth revised Guidelines. The Adviser agrees to cause to be delivered to a person designated in writing for such purpose by the Sub-Adviser at least monthly, a written report dated the date of its delivery (the "Report") with respect to the Fund's compliance for its current fiscal year with the short-three test set forth in Section 851(b)
(3) of the Code (the "short-three test"). The Report shall include in chart form the Fund's gross income (within the meaning of Code Section 851) from the beginning of the current fiscal year to the date of the Report and its cumulative income and gains described in Code Section 851(b) (3) for such period. If the Report is not timely delivered, the Sub-Adviser shall be permitted to rely on the most recent Report delivered to it. The Trust and the Adviser agree that the Sub-Adviser may rely on the Guidelines and the Report without independent verification of their accuracy.

       3. Transaction Procedures. All transactions for the Fund will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund. The Sub-Adviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Fund placed by it with brokers and dealers. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees. The Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

       4. Brokerage. In selecting brokers or dealers to execute transactions on behalf of the Fund, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. Subject to governing law, the Trust shall have the right to request that Fund transactions be executed by brokers and dealers by or through whom sales of Phoenix investment/insurance products are made; provided the Sub-Adviser processes transactions with such broker/dealer(s) in its ordinary course of business.

       5. Information Provided to the Trust. The Sub-Adviser will keep the Trust and the Adviser informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Trust and the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

       6. Standard of Care. The Sub-Adviser shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (each such act or omission shall be referred to as "Disqualifying Conduct"). The Sub-Adviser shall not be deemed to have engaged in Disqualifying Conduct if it complies with the Guidelines and acts in reliance on the Report, and the Sub-Adviser's failure to act in accordance therewith shall not constitute evidence that it engaged in Disqualifying Conduct.

       7. Proxies. The Trust, or the Adviser as its authorized agent, will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested.

       8. Compensation. In consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser on or before the 10th day of each month a fee for the previous month at the annual rates set forth in Schedule A hereto of each of the Fund's average daily net assets. The fee for the period from the effective date hereof, to the end of the month during which such sale shall have been commenced shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

       9. Expenses. The Sub-Adviser will bear all of its expenses in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Trust, except to the extent specifically assumed by the Sub-Adviser. The expenses to be borne by the Trust include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, Trustee's fees, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders' reports and meetings, and any extraordinary expenses.

       10. Services to Other Companies or Accounts. The Trust understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and the Trust has no objection to the Sub-Adviser so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed to be equitable to each entity. The Sub-Adviser agrees to allocate similarly opportunities to sell securities. The Trust recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Fund. In addition, the Trust understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other business or to render services of whatever kind or nature. To the extent permitted by law, the Sub-Adviser may bunch or aggregate its orders for the Fund with orders of its other clients, provided that the Fund and the other clients whose orders are aggregated with orders of the Fund shall receive the same average price with respect to such aggregate orders.

       11. Books and Records. In compliance with the requirements of Rule 31a-3 under the Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon the Fund's or the Adviser's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Investment Advisers Act of 1940, as amended, for the period specified in said Rule.

       12. Representations, Warranties and Agreements of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

       A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

       B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified hereunder. The Sub-Adviser agrees that such records are the property of the Trust, and will be surrendered to the Trust or to Adviser as agent of the Trust promptly upon request of either.

       C. It has or shall adopt written personal trading rules covering its employees complying with the requirements of Rule 17j-1 under the Act and will provide the Trust and Adviser with a copy of the personal trading rules. Sub-Adviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust (the "Code of Ethics"). Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Sub-Adviser shall certify to the Fund and to Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous calendar quarter and that there has been no violation of its personal trading rules, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Sub-Adviser shall permit the Trust and Adviser to examine the reports requiring to be made by the Sub-Adviser under Rule 17j-1(c)(1) and this subparagraph.

       D. Reference is hereby made to the Declaration of Trust dated February 18, 1986, establishing the Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name The Phoenix Edge Series Fund refers to the trustees under said Declaration of Trust, as trustees and not personally, and no trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust. Without limiting the generality of the foregoing, neither the Sub-Adviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, policyholder, certificateholder, trustee, officer, agent or employee of the Trust or of any successor thereof, whether such liability now exists or is hereafter incurred for claims against the trust estate.

       13. Term of Agreement. This Agreement shall become effective as of the effective date hereof (as herein below defined) and shall continue until August 31, 1998, and thereafter shall continue automatically for successive annual periods ending on August 31st of each year thereafter, provided such continuance is specifically approved at least annually by (i) the Trust's Board or (ii) a vote of "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Trust's Board who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 30 days' written notice, by the Adviser, by the Trust's Board, by vote of holders of a majority of the Fund's shares or by the Sub-Adviser, and will terminate five business days after the Sub-Adviser receives written notice of the termination of the advisory agreement between the Trust and the Adviser. This Agreement also will terminate automatically in the event of its assignment (as defined in the Act). For the purposes hereof, the term "effective date hereof" shall refer to the date of effectiveness of the registration statement for the Fund or the date of funding of shares of the Fund, whichever is later.

       14. Indemnification. The Adviser agrees to indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses), howsoever arising, from or in connection with this Agreement or the performance by the Sub-Adviser of its duties hereunder; provided, however, that nothing contained herein shall require that the Sub-Adviser be indemnified for Disqualifying Conduct.

       15. Disclosure. Neither the Trust nor the Adviser shall, without the prior written consent of the Sub-Adviser, make representations regarding or reference to the Sub-Adviser or any affiliates in any disclosure document, advertisement, sales literature or other promotional materials.

       16. Miscellaneous. All notices provided for by this Agreement shall be in writing and shall be deemed given when received, against appropriate receipt, by Ms. Diane Minardi in the case of the Sub-Adviser, Ms. Jeanie Grasso Gagnon, Phoenix Home Life Mutual Insurance Company, One American Row, Hartford, CT 06115 and the Fund's Secretary in the case of the Fund, or such other person as a party shall designate by notice to the other parties. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior agreement among the parties relating to the subject matter hereof. The paragraph headings of this Agreement are for convenience of reference and do not constitute a part hereof. This Agreement shall be governed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

       If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

                               Very truly yours,

                               THE PHOENIX EDGE SERIES FUND

                               By:_______________________________
                               Name:____________________________
                               Title:_____________________________


                               PHOENIX VARIABLE ADVISORS, INC.

                               By:_______________________________
                               Name:____________________________
                               Title:_____________________________

Accepted:

J.P. Morgan Investment Management, Inc.

By:_____________________________
Name: __________________________
Title: ___________________________

                                   SCHEDULE A
                                   ----------

                                                                FEE
                                                   (AS A PERCENTAGE OF AVERAGE
SUBADVISER                 FUND(S)               DAILY NET ASSETS OF THE FUND)
-----------                -------               -----------------------------

J.P. Morgan Investment     Phoenix Research      .25%- first $100 Million
Management, Inc.           Enhanced Index        .20%- excess of $100 Million

                                          THE PHOENIX EDGE SERIES FUND


                                  The undersigned shareholder of The Phoenix
                                  Edge Series Fund (the "Fund") hereby
                                  constitutes and appoints Philip R. McLoughlin, Michael D. Marshall and Thomas Miele, and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Fund to be held on November 22, 1999 at the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act, with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies
                                  heretofore given by the undersigned with respect to said meeting are hereby revoked.

                                  THIS PROXY IS SOLICITED BY THE BOARD OF
                                  TRUSTEES WHO RECOMMEND A VOTE "FOR" EACH
                                  OF THE PROPOSALS.

                                  NOTE: SPECIFY DESIRED ACTION BY CHECK MARK IN
                                  THE APPROPRIATE SPACE. IN THE ABSENCE OF SUCH
                                  SPECIFICATION, THE PERSONS NAMED PROXIES HAVE
                                  DISCRETIONARY AUTHORITY, WHICH THEY INTEND TO
                                  EXERCISE BY VOTING SHARES REPRESENTED BY THIS
VOTE BY TOUCH-TONE PHONE          PROXY IN FAVOR OF THE PROPOSALS. PLEASE VOTE
    OR THE INTERNET               PROMPTLY.

                                  The signature on this Proxy should correspond
CALL TOLL-FREE: 1-800-690-6903    exactly with the shareholder's name as it
     OR VISIT OUR WEBSITE         appears hereon. In the case of joint
      WWW.PROXYVOTE.COM           tenancies, co-executors or co-trustees, all
                                  should sign. Persons signing as attorney, executor, administrator, trustee or guardian should give their full title.



 TO VOTE: MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [x] PHOEDG
                                              KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY

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            THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE PHOENIX EDGE SERIES FUND

VOTE ON PROPOSAL:

                                                                                 For           Against         Abstain

1.    TO RECONSTITUTE THE BOARD OF TRUSTEES SO AS TO FIX AT 6 THE NUMBER OF      [ ]             [ ]             [ ]
      TRUSTEES, AND TO ELECT 6 TRUSTEES TO SUCH BOARD

2.    TO APPROVE OR NOT APPROVE INVESTMENT ADVISORY AGREEMENT                    For           Against         Abstain
      WITH PHOENIX VARIABLE ADVISORS, INC. AND INVESTMENT                        [ ]             [ ]             [ ]
      SUBADVISORY AGREEMENT WITH SCHAFER CAPITAL MANAGEMENT, INC.

3.    TO APPROVE OR NOT APPROVE INVESTMENT ADVISORY AGREEMENT
      WITH PHOENIX VARIABLE ADVISORS, INC. AND INVESTMENT                        For           Against         Abstain
      SUBADVISORY AGREEMENT WITH J.P. MORGAN INVESTMENT                          [ ]             [ ]             [ ]
      MANAGEMENT, INC.

4.    TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME
      BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

-----------------------------------------------------                     --------------------------------------------------


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   Signature [PLEASE SIGN WITHIN BOX]       Date                          Signature [Joint Owner(s)]               Date

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